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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 2, 2001

                        COMMISSION FILE NUMBER 33-4734-D

              GRAND ADVENTURES TOUR & TRAVEL PUBLISHING CORPORATION
               (Exact name of registrant as specified in charter)

            DELAWARE                                            93-0950786
            --------                                            ----------
   (State or other jurisdiction of                            (IRS. Employer
    incorporation or organization)                           Identification No.)

              211 EAST 7TH STREET, SUITE 1010, AUSTIN, TEXAS   78701
              ----------------------------------------------   -----
               (Address of principal executive offices)      (Zip Code)



        Registrant's telephone number, including area code (512) 391-2000
                                                           ---------------

ITEM 5 - OTHER EVENTS

On June 2, 2001, Mr. Joseph S. Juba, the Company's President and Chief Operating Officer was appointed to our Board of Directors.

On June 2, 2001, Mr. Robert Rader and Mr. Duane K. Boyd, Jr. resigned from their respective positions on the Board of Directors, Audit Committee and Compensation Committee.

With these resignations, our Board of Directors consist of two of our executive officers and one outside member, while our Audit Committee and Compensation Committee consist of only one outside director. We are currently searching for additional outside directors to become members of these Committees and our Board of Directors.

On June 14, 2001, Mr. Matthew O'Hayer, the Company's Chairman of the Board and Chief Executive Officer resigned his position as Chief Executive Officer. He will remain as Chairman of the Board of Directors.

On June 14, 2001, Mr. Matthew O'Hayer, the Company's Chairman of the Board entered into a consulting agreement with the Company. Mr. O'Hayer receives no immediate compensation from such agreement, but rather will receive future compensation in the form of cash, or, at the Company's sole option, common stock based upon the future stock price of the Company's common stock.

On June 14, 2001 Mr. Matthew O'Hayer also entered into a loan agreement to provide an unsecured line of credit to the Company over the next year. The maximum available borrowings under the line of credit is $50,000.



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ITEM 9 - REGULATION FD DISCLOSURE

Effective April 1, 2001, Mr. Duane K. Boyd, Jr. and another individual each entered into a consulting agreement with the Company. These individuals receive no immediate compensation from such agreements, but rather will receive future compensation in the form of cash, or, at the Company's sole option, common stock based upon the future stock price of the Company's common stock

On May 24, 2001, Mr. Duane K. Boyd, Jr. and the same individual described in the preceding paragraph entered into loan agreements to provide two lines of credit to the Company over the next year. The maximum available borrowings under these lines of credit total $170,000. The lines of credit are secured by the stock of the Company's 100% owned subsidiary, Grand Adventures Tour & Travel (UK) Limited, an English corporation.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 15, 2001       Grand Adventures Tour & Travel Publishing Corporation
                           -----------------------------------------------------
                                            Registrant

                                      /s/ Joseph S. Juba
                                      -----------------------------
                                          Joseph S. Juba, President